UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  November 14, 2011

PAXTON ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-52590	20-1399613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Highway 50, Suite 2, Lake Village Professional Building, Stateline, NV 89449
Mailing Address:  P.O. Box 1148, Zephyr Cove, NV 89448-1148
(Address of principal executive offices)

Registrant’s telephone number, including area code: (775) 588-5390

Copy of correspondence to:

Richard A. Friedman, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 Unregistered Sales of Equity Securities.

Asher Financing

On November 14, 2011, Paxton Energy, Inc. (the “Company”) entered into a Securities Purchase Agreement with Asher Enterprises, Inc., an accredited investor (“Asher”), providing for the sale by the Company to Asher of an 8% convertible debenture in the principal amount of $35,000 (the “Asher Debenture”).

The Asher Debenture matures on August 16, 2012 (the “Maturity Date”) and bears interest at the annual rate of 8%.  The Company is not required to make any payments until the Maturity Date.

Asher is permitted to convert, starting on May 12, 2012, the outstanding principal and accrued interest on the Asher Debenture into shares of the Company’s common stock (“Common Stock”) at a conversion price per share equal to fifty percent (50%) of the average of the three (3) lowest closing bid prices of the Common Stock during the 10 trading days immediately preceding the conversion date.

Asher agreed to restrict its ability to convert the Asher Debenture and receive shares of the Company’s Common Stock such that the number of shares of Common Stock held by Asher in the aggregate and its affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of the Company’s Common Stock.

What Happened Financing

On November 21, 2011, the “Company”) entered into a Subscription Agreement with What Happened LLC, an accredited investor (“WH LLC”), providing for the sale by the Company to WH LLC of an 8% convertible debenture in the principal amount of $20,000 (the “WH Debenture”).

The WH Debenture matures on August 3, 2012 (the “Maturity Date”) and bears interest at the annual rate of 8%.  The Company is not required to make any payments until the Maturity Date.

WH LLC is permitted to convert the outstanding principal and accrued interest on the WH Debenture into Common Stock at a conversion price per share equal to fifty percent (50%) of the average of the three (3) lowest closing bid prices of the Common Stock during the 10 trading days immediately preceding the conversion date.

WH LLC agreed to restrict its ability to convert the WH Debenture and receive shares of the Company’s Common Stock such that the number of shares of Common Stock held by WH LLC in the aggregate and its affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of the Company’s Common Stock.

ITEM 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

10.01	Securities Purchase Agreement, dated as of November 14, 2011, by and between Paxton Energy, Inc. and Asher Enterprises, Inc.
10.02	Form of Convertible Promissory Note, issued November 14, 2011
10.03	Subscription Agreement, dated as of November 21, 2011, by and between Paxton Energy, Inc. and What Happened LLC
10.04	Form of Convertible Promissory Note, issued November 21, 2011

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAXTON ENERGY, INC.

Date: November 22, 2011	By: /s/ CHARLES F. VOLK, JR.
Charles F. Volk, Jr.
Chief Executive Officer